SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 19, 2010

TRI-TECH HOLDING INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34427	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16th Floor of Tower B, Renji Plaza No. 101

Jingshun Road, Chaoyang District

Beijing, People’s Republic of China 100102

(Address of principal executive offices)

Registrant’s telephone number, including area code: +86 (10) 5732-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The Registrant is filing this first amendment to its Form 8-K initially filed on November 22, 2010 (SEC accession number 0001193125-10-265972) (the “Original 8-K”) for the sole purposes of disclosing the committees to which each of the directors has been appointed and providing a complete list of the Registrant’s Board of Directors.

ITEM 8.01 OTHER EVENTS.

As previously noted in the Original 8-K, on November 19, 2010, at the Registrant’s annual meeting of shareholders, shareholders of the Registrant elected Mr. Peter Zhuo and Dr. Da-Zhuang Guo as new Class I directors and re-elected Mr. Robert W. Kraft as a Class I director. Additionally, the Registrant’s CFO, Mr. Peter Dong was elected as a new Class II director and President Phil Fan and Co-President Gavin Cheng were elected as new Class III Directors.

Committee Membership

After the annual meeting, the membership of the audit committee, compensation committee and nominating committee are as follows; all members of each committee are independent directors:

Audit Committee: Robert W. Kraft - Chairman, Peter Zhuo, and Dr. Peiyao Zhang;

Compensation Committee: Dr. Xiaoping Zhou - Chairman, Dr. Da-zhuang Guo, and Peter Zhuo;

Nominating Committee: Dr. Peiyao Zhang - Chairman, Dr. Da-zhuang Guo, and Dr. Xiaoping Zhou.

Full Board of Directors

The full list of the members of the Registrant’s Board of Directors is presented below, along with brief biographical information for each director.

Warren Zhao

Chairman and CEO of Tri-Tech Holding, Inc. and Director

Mr. Zhao is our Chairman and Chief Executive Officer. He is also the president of our subsidiary, TTB, and one of our variable interest entities (“VIEs”), Tranhold. Mr. Zhao was one of the founders of our company in 2002. Prior to founding our company, Mr. Zhao established Beijing Tranhold Automatic Control Systems and served as its general manager in 1994. From 1988 through 1993, Mr. Zhao was the manager of the research and development department at Beijing Test Control Technology Institute of Aeronautics Ministry. Mr. Zhao earned his bachelor’s and master’s degrees in engineering from Northwest China Polytechnic University.

Phil Fan

Co-President and Director

Mr. Fan is our President. Mr. Fan was one of the founders of our company in 2003. Prior to founding our company, Mr. Fan provided technical, engineering and management services in several U.S. engineering firms, including Black and Veatch, Parsons Brinckerhoff, Inc. and Chastain-Skillman, Inc. From 2003 through 2005, Mr. Fan was the Asia Regional Sales Manager for Met-Pro Corporation. Mr. Fan earned his bachelor’s and master’s degrees in environmental engineering from Hunan University and a master’s degree in civil engineering from Louisiana State University. Mr. Fan has been a registered professional engineer in the United States since 2001.

Gavin Cheng

Co-President and Director

Mr. Cheng was appointed as Co-President of our company, effective August 19, 2010. Mr. Cheng founded Beijing Satellite Science & Technology Co. (“BSST”) in 1994 and served as its president until BSST was acquired by our company on August 6, 2010. Prior to founding BSST, Mr. Cheng worked in research and development and project management at the Beijing Test & Control Technology Institute of the Aeronautics Ministry from 1987 to 1993. Mr. Cheng graduated from the Nanjing University of Aeronautics and Astronautics in 1987 with Bachelor of Engineering and Master of Engineering degrees. He also received his Executive MBA degree from Peking University in 2001.

Peter Dong

Chief Financial Officer and Director

Mr. Dong is our Chief Financial Officer. Mr. Dong has been our CFO since 2006. From 2001 through 2005, Mr. Dong was the Director of South West Securities Company and Wan Lian Securities Company. From 1994 to 2000, Mr. Dong was director of the equity department and asset management department of SinoChem. From 1991 through 1993, Mr. Dong engaged in research and development of large testing and controlling systems at Beijing Test Control Technology Institute of Aeronautics Ministry Mr. Dong has over 15 years of investment, financing and management experience in the technology and securities industries in China. Mr. Dong earned his bachelor’s degree in computer science from Nanjing University of Aeronautics and Astronautics and his master’s degree in economics from Renmin University of China.

Mr. Robert W. Kraft

Independent Director

Mr. Kraft is a Director of our Company. Mr. Kraft is the Chairman, Chief Executive Officer and a founding partner of First Pathway Partners, LLC. Mr. Kraft also currently serves as the Chairman, President and CEO of PSA, North America, LLC, a consultancy focused on China. Mr. Kraft also serves on the Boards of RBP Chemical, First Edge Solutions, Pacific Strategies & Assessments-Asia, United Community Center, University of Wisconsin-Madison’s China Leadership Board, and the Metropolitan Milwaukee Association of Commerce, where he is Co-Chair of the China Business Council. Mr. Kraft has a bachelor’s degree in Business Administration from John Carroll University in Cleveland, Ohio.

Dr. Peiyao Zhang

Independent Director

Dr. Zhang is a Director of our Company. Dr. Zhang served as the Deputy Director of the SINOPEC Petrochemical Science and Engineering Research Institute from 1999-2005, where he was responsible for technical license management. Prior to his work with SINOPEC, from 1994-1998, Dr. Zhang served as the Deputy Director and Chief Engineer of the SINOE Department of Developing and Planning. Dr. Zhang received a bachelor’s degree from Tsinghua University in 1967 and a Ph.D in chemical engineering from the Sweden Royal Institute of Technology in 1988. Dr. Zhang was awarded the 1994 National Outstanding Scholar Award by the Chinese Government.

Dr. Xiaoping Zhou

Independent Director

Dr. Zhou is a Director of our Company. Dr. Zhou currently serves as the Senior Hydrologist for the resources, groundwater resources, surface water resources, and environmental resources departments at the Southern Nevada Water Authority. He is also currently an adjunct professor in the Department of Geosciences at the University of Nevada, Las Vegas. Prior to the SNWA, from 1998-2001, Dr. Zhou served as a Research Hydrogeologist at the UNLV Harry Reid Center for Environmental Studies. Dr. Zhou received a bachelor’s degree and an M.S. in Geology from Nanjing University. He also received and M.S. in Geosciences and a Ph.D. in Hydrogeology from UNLV.

Peter Zhuo

Independent Director

Mr. Zhuo has over 16 years of financial and accounting work experience. From June 2007 through the present, Mr. Zhuo has been serving as vice president and chief accounting officer of Vanceinfo Technology Inc. (NYSE Arca: VIT). From 2005 to 2006, he was the chief financial officer of Ebis Company Limited, a China based IT company. From 2004 to 2005, Mr. Zhuo worked as a controller at Morgan Stanley Properties (China) Co. Ltd. From 1994 to 2004, Mr. Zhuo was an auditor with Arthur Andersen’s Beijing and Sydney offices, and PriceWaterhouseCoopers Beijing office. He is a China Certified Public Accountant and also passed the U.S CPA examination and China Bar examination. He obtained a bachelor’s degree with a major in international accounting from the Central University of Finance & Economics in China, and a Master of Law degree from the University of Southern California, Gould School of Law.

Da-Zhuang Guo, Ph.D.

Independent Director

Dr. Guo has over 15 years of senior level management experience in the Asia Pacific region. From 2006 to the present, Dr. Guo has served as the General Manager of Net Beat Group Limited, an energy and utilities consulting company. From 2003 to 2006, Dr. Guo served as the Asia Pacific Regional Manager for Advantica Ltd., an international engineering consulting and solutions company in the energy and utilities industry. From 2000 to 2003, Dr. Guo served as the Greater China Chief Representative for LogicaCMG Pty Ltd, one of the world’s largest service and system integration companies. Dr. Guo earned his bachelor’s degree in engineering and control instruments from the Beijing University of Chemical Technology and his Ph.D. in computer aided process engineering for chemical engineering from the University of Queensland, Australia.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-TECH HOLDING INC.

By:	/s/ Phil Fan
Phil Fan
President

Dated: January 4, 2011

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